EXHIBIT 10.24
May 6, 2008
Citigroup Global Markets Realty Corp.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:
The Borrower has submitted one or more Notices of Warehouse Borrowing on or after April 30, 2008 but prior to the date of this letter (the “Prior Notices of Warehouse Borrowing”) pursuant to that certain Warehouse Lending Agreement, dated as of April 29, 2005 (the “Warehouse Agreement”), among Triad Automobile Receivables Warehouse Trust, a Delaware statutory trust (the “Borrower”), Triad Financial Warehouse Special Purpose LLC, a Delaware limited liability company (the “Seller”), Triad Financial Corporation, a California corporation (“TFC”), JPMorgan Chase Bank, National Association, a national banking association (the “Collection Account Bank”), and Citigroup Global Markets Realty Corp., a New York corporation (the “Lender”). Capitalized terms used herein and not defined herein shall have the meanings set forth in the Warehouse Agreement.
The undersigned hereby advise you that one or more of the conditions required for borrowing under Section 4.02 of the Warehouse Agreement cannot be satisfied. The undersigned hereby acknowledge that the Lender is not required to fund the Loans requested pursuant to the Prior Notices of Warehouse Borrowing. The undersigned hereby request a waiver of certain of the conditions precedent under Section 4.02 of the Warehouse Agreement in connection with any Loans requested during the period from May 6, 2008 through, and including, June 30, 2008 (the “Waiver Period”), other than the conditions precedent included in Section 4.02(a), (b), (c), (d), (e), (f), (h) and (i) of the Warehouse Agreement. The undersigned hereby request that Lender make Loans to fund Class 1 Eligible Contracts during the Waiver Period at an Advance Rate of 75%, subject to the provisions of this letter. Borrower agrees that it will submit a true and correct Notice of Warehouse Borrowing for each Loan requested during the Waiver Period in the form attached to this letter as Exhibit A, that the amount of each Loan requested will not exceed an amount equal to an Advance Rate of 75% for the related Class 1 Eligible Contracts and 0% for the related Class 2 Eligible Contracts and that the total amount of Loans requested during the Waiver Period will not exceed $125,000,000. In addition, the undersigned acknowledge and agree to an Advance Rate Reduction beginning on Thursday, May 8, 2008 to an Advance Rate of 80.6% for all Class 1 Eligible Contracts and agree to prepay on such day the Total Warehouse Outstandings by an amount equal to any Borrowing Base Deficiency (after giving effect to such Advance Rate Reduction). The undersigned agree that failure to make the prepayment referred to in the preceding sentence shall automatically terminate any obligation of the Lender under this letter as of 11:59 p.m. on May 8, 2008. The undersigned further agree to make the additional changes to the Warehouse Facility referred to on Schedule I.
The execution, delivery and effectiveness of this letter shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the

Warehouse Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Warehouse Agreement or any of the Loan Documents. The Warehouse Agreement and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
In the event that the Lender, in its sole discretion, decides to waive the conditions precedent during the Waiver Period by executing this letter agreement, the undersigned hereby acknowledge and agree that (i) the Lender is reserving any and all rights and remedies that it may have under the Warehouse Agreement, the other Loan Documents and applicable law, including the right to make no further Loans under the Warehouse Agreement unless all conditions precedent under Section 4.02 have been satisfied, (ii) no failure or delay on the part of the Lender in the exercise of any rights and remedies under the Warehouse Agreement, the other Loan Documents or applicable law shall impair such rights or remedies or be construed to be a waiver of such rights or remedies or be construed to waive any Defaults or Events of Default, and (iii) no single or partial exercise of any such right or remedy shall preclude other or further exercises thereof or any other rights or remedies.
At its sole cost and without expense to Lender, on demand, each of the undersigned shall do, execute, acknowledge and deliver all and every such further acts, agreements, and assurances as Lender shall from time to time reasonably require for better assuring and confirming unto Lender the agreements set forth in this letter, including entering into any amendments to the Warehouse Agreement and the other Loan Documents.

Very truly yours, TRIAD FINANCIAL CORPORATION
By:	/s/ Carl Webb
Name:
Title:

TRIAD FINANCIAL WAREHOUSE SPECIAL PURPOSE LLC
By:	/s/ Carl Webb
Name:
Title:

TRIAD AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
By:	/s/ Carl Webb
Name:
Title:

Agreed and Accepted: CITIGROUP GLOBAL MARKETS REALTY CORP.
By:
Name:
Title:

EXHIBIT A
FORM OF NOTICE OF WAREHOUSE BORROWING
[see attached]

Notice of Warehouse Borrowing
[Date]
Citigroup Global Markets Realty Corp.
390 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:
     In accordance with Section 2.03(a) of that certain Warehouse Lending Agreement, dated as of April 29, 2005 (as amended, modified or otherwise supplemented from time to time, the “Agreement”; the terms defined therein being used herein as defined therein), among Citigroup Global Markets Realty Corp., as Lender, Triad Financial Corporation, as originator and servicer, Triad Financial Warehouse Special Purpose LLC, as seller, JPMorgan Chase Bank, National Association, as collection account bank, and the undersigned, as Borrower, the undersigned hereby requests a Warehouse Loan in an aggregate principal amount equal to $___, to be disbursed in the manner provided in the Agreement. Attached is a schedule setting forth all Contracts to be pledged in connection with the Borrowing requested hereby, together with all other information required pursuant to Article IV of the Agreement.
     The undersigned hereby certifies that the following statements are true on the date hereof:
(A) the representations and warranties contained in Article V of the Agreement are true and correct;
(B) each representation and warranty contained in Schedule B of the Agreement is true and correct with respect to each Contract set forth in the attached schedule hereto;
(C) no Contract set forth in the attached schedule hereto is an Ineligible Contract;
(D) no Contract set forth in the attached schedule hereto is an Initially Pledged Additional Contract;
(E) no Default or Event of Default has occurred and is continuing;
(F) each of the conditions precedent to the Borrowing requested hereunder included in Section 4.02(a), (b), (c), (d), (e), (f), (h) and (i) of the Agreement has been satisfied;
(G) no Borrowing Base Deficiency exists and no Borrowing Base Deficiency will exist after giving effect to the Borrowing requested hereunder;
(H) no Supplemental Borrowing Base Deficiency exists;

(I) neither the debt incurred by Borrower under the Loan Documents pursuant to this Notice of Warehouse Borrowing nor the Lien upon Borrower’s assets set forth in Schedule A hereto created under the Loan Documents violates or conflicts with, or will result in a violation of or conflict under, any covenant, agreement, representation or warranty under the indenture governing the 11.125% Senior Notes due 2013 of TFC or any other indenture or agreement of, or binding upon, TFC or any Affiliate of TFC;
(J) each Form of Contract that meets all applicable Form-of-Contract Requirements on the date hereof is in compliance with all applicable State and federal laws, including, without limitation, consumer protection and disclosure laws;
(K) the Rolling 60-Day Aggregate Total Outstandings as of the last day of the immediately preceding calendar month was $___; and
(L) the Rolling 60-Day Other Warehouse Facility Aggregate Total Outstandings as of the last day of the immediately preceding calendar month was $___.

Very truly yours, Triad Automobile Receivables Warehouse Trust, Borrower
By:
Name:
	Title:	[1]

[1]	To be signed by Owner Trustee or a Responsible Officer of Administrator.

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